Texas Industries, Inc.

Bank of America Merrill Lynch Leveraged Finance Conference

December 1, 2011

Forward-Looking Statement

Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the impact of competitive pressures and changing economic and financial conditions on Texas Industries’ business; changes in economic conditions specific to any one or more of Texas Industries’ markets; the cyclical and seasonal nature of Texas Industries’ business; the level of construction activity in Texas Industries’ markets; changes in demand; abnormal periods of inclement weather; unexpected periods of equipment downtime; changes in costs of raw materials, fuel and energy; changes in the cost or availability of transportation; unexpected operational difficulties; changes in interest rates; the timing and amount of federal, state and local funding for infrastructure; delays in announced capacity expansions; ongoing volatility and uncertainty in the capital or credit markets; the impact of environmental laws, regulations and claims, and changes in governmental and public policy; and other risks and uncertainties described in Texas Industries’ reports on SEC Forms 10-K, 10-Q and 8-K. Forward-looking statements speak only as of the date hereof, and Texas Industries assumes no obligation to publicly update such statements.

txi

Company Overview

- TXI is a leading supplier of heavy construction materials in the United States operating in three business segments:
  - Cement
  - Aggregates
  - Consumer Products (ready-mix operations)
- As of May 31, 2011, TXI operated 107 manufacturing facilities and shipped 18.9 million tons of building materials
- Strategic Locations and Markets
  - Cement production and distribution facilities are concentrated primarily in Texas (~80% of TXI sales) and California
  - Facilities located near their customer base and sources of raw materials
  - Texas and California are the two largest U.S. cement markets

($ in millions)

Historical Revenue and Adjusted EBITDA [1]



(Revenue)
(EBITDA)
$1,200
$1,000
$800
$600
$400
$200
$0
$250
$200
$150
$100
$50
$0
$835
$944
$966
$1,029
$839
$621
$622
$133
$181
$217
$54
$35
2005
2006
2007
2008
2009
2010
2011
Revenue
EBITDA

Cement Demand Drivers



Public Works Construction 50%
Residential Construction 25%
Non-Residential Construction 25%

Business Segments

Cement

- Production in Midlothian and Hunter, Texas as well as Oro Grande, California
- Products include gray portland cement and masonry and oil well cements
- Primary applications include pavements, foundations, sidewalks, patios, bridges, concrete buildings, swimming pools, masonry, and stucco



Aggregates

- Production in North Central Texas, Central Texas, Oklahoma, Louisiana, California, and Colorado
- Products include natural aggregates such as sand, gravel, and crushed limestone as well as specialty aggregates such as expanded shale and clay



Consumer Products

- Production in Texas, Louisiana, and Arkansas
- Products include ready-mix concrete and, to a lesser extent, packaged products such as concrete mix, mortar, sand, and related products



Product and Customer Mix

Product Mix by Net Sales

Fiscal Year End May 31, 2011 (1)


Delivery Fees
11%
Cement
34%
Other
15%
Ready-mix
29%
Stone, Sand and Gravel
11%

Customer Mix

- End-user markets include public works, residential, commercial, retail, industrial and institutional construction sectors
- Broad and diverse customer base reduces exposure to cyclical downturn in any one product or end-user segment
- Products marketed to approximately 8,000 customers
  - No one customer represents more than 10% of total net sales for the fiscal year ended May 31, 2011

(1) Excludes interplant revenues.

Long-Term Drivers of Cement Demand

- **Public Works – 50%**
  - Highways / Roads
  - Bridges
  - Public Schools
  - Utilities
  - Airports
  - Sidewalks
- **Residential – 25%**
  - Foundations
  - Paving
  - Patios
  - Swimming pools
- **Non-Residential – 25%**
  - Commercial Construction
    - Retail
    - Paving
  - Oil and Gas Wells







Favorable Industry Structure

- U.S. cement consumption has historically exceeded domestic production capacity

U.S. Cement Consumption and Production 1995 - 2010



150
130
110
90
70
50
30
(mm tons)
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Consumption
Production

Favorable Industry Structure

- U. S. cement consumption has historically exceeded domestic production capacity
- U.S. cement capacity and import terminals are largely owned or controlled by international producers
- Significant barriers to entry exist for new cement capacity
- Significant transportation costs lead to regional markets

TXI Footprint

Cement Capacity

(Millions of tons)	
North Texas	2.2
Central Texas	0.9
California	2.3
Total Cement Capacity	**5.4**
Central Texas Expansion	1.4
North Texas Expansion	0.8
Total Targeted Capacity	**7.6**

Shipment Recovery/Expansion

- With construction recovery
- With completion and utilization of new capacity

Margin Expansion

- With improving shipments
- With recovery of prices
- With positive impact of new capacity

TXI's Strategy Remains Intact

Plant Locations



TX
LA
CA
Cement
Aggregates
Ready Mix Regions

Texas and California – Attractive Long-Term Markets

- The two largest cement markets in the U.S.
- Account for almost 25% of cement consumption
- Receive the largest shares of federal transportation funding
- Favorable demographics
  - Large populations
  - Above average population growth rates

TXI Operations

ESTIMATED CONSTRUCTION AND MAINTENANCE NEEDS

This map is a visual compilation of the statewide transportation funding needs through 2035 as identified by the Texas Transportation Institute.

Table 2. Texas Metropolitan Area Population Estimates

MSA	2005 Population (millions)	Percent of Total State Population
Austin	1.5	6.6
Dallas–Fort Worth	5.8	25.3
Houston	5.4	23.6
San Antonio	1.9	8.3
Total Four Major MSAs	14.6	63.8
Total All Texas MSAs	19.9	86.9
Texas	22.9	100.0

Source: Population Division, U.S Census Bureau


Amarillo
Lubbock
Wichita Falls
Sherman-Denison
Texarkana
Dallas-Fort Worth
Abilene
Longview
Tyler
El Paso
Midland-Odessa
San Angelo
Waco
Killeen-Temple
College Station-Bryan
Austin
Beaumont
Houston
San Antonio
Victoria
Corpus Christi
Laredo
Harlingen
Hidalgo
Brownsville
Urban mobility needs: $243 billion
Rural mobility, pavement, bridge, safety and connectivity needs: $127 billion

SOURCE: Adapted from 2030 Committee Report

TXI Operations

Table 2. Texas Metropolitan Area Population Estimates		
MSA	2005 Population (millions)	Percent of Total State Population
Austin	1.5	6.6
Dallas-Fort Worth	5.8	25.3
Houston	5.4	23.6
San Antonio	1.9	8.3
Total Four Major MSAs	14.6	63.8
Total All Texas MSAs	19.9	86.9
Texas	22.9	100.0

Source: Population Division, U.S Census Bureau



ESTIMATED CONSTRUCTION AND MAINTENANCE NEEDS
This map is a visual compilation of the statewide transportation funding needs through 2035 as identified by the Texas Transportation Institute.
Amarillo
Lubbock
Wichita Falls
Sherman-Denison
Texarkana
Dallas-Fort Worth
Longview
Tyler
Abilene
El Paso
Midland-Odessa
San Angelo
Waco
Austin
Houston
Beaumont
San Antonio
Victoria
Corpus Christi
Laredo
Hidalgo
Harlingen
Brownsville
Urban mobility needs: $243 billion
Rural mobility, pavement, bridge, safety and connectivity needs: $127 billion
SOURCE: Adapted from 2030 Committee Report
Cement
R/M Concrete
Aggregates
Cement
Aggregates

Texas Infrastructure Facts

- 2nd Most Populated State in the U.S.
- Population Growth forecast of 43% by 2035
- 300,000 Miles of Roads and Streets (Largest in U.S.)
- 10,000 Miles of Rail (Accounts for 8% of U.S. Freight)
- 1,800 Airstrips (Largest in U.S.)
- 49,900 Bridges
- 423 Miles of Intracoastal Waterways and 28 Ports

  (Accounts for 19% of all U.S. Maritime Cargo)

Texas Infrastructure Funding Outlook



400
300
200
100
0
Investment Needed
Current Revenue Projections
Billions of Dollars Between Now and 2035

SOURCE: Adapted from 2030 Committee Report

Summary of Key Economic Statistics - Texas

- Through Oct 2011 – 94% of shed jobs recovered vs 26% nationally
- Sales Tax receipts for Oct 2011 up 15.9% compared to a year ago
  - Sales tax collections have increased 19 consecutive months
- Motor vehicle sales tax collections 13.3% higher than a year ago (October 2011)
- Median home prices showing slight improvement
- Single family home permits for 12 months ended 9/30/11 down 8%
  - Multi-family permits for 12 months ended 9/30/11 up 59%
  - September existing home sales 14% higher than year ago

Texas Market Conditions


Texas Cement Consumption and Capacity
Thousands of Tons
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
TX Consumption
TX Capacity

Source: PCA; The Monitor Feb 2011

Texas Market Conditions

Texas Construction Residential and Non-Residential



250
200
150
100
50
0
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Residential Construction MM Starts Rt. Axis*
Non-Residential Awards MM Sq. Ft. Lt. Axis*

SOURCE: Dodge

Texas Market Conditions

Texas Construction Non-Building and Highway Contract Awards



10
9
8
7
6
5
4
3
2
1
-
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Non-Building ($Bn)*
Street & Highway ($Bn)*

SOURCE: Dodge

California Market Conditions



California Cement Consumption and Capacity
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
CA Consumption
CA Capacity

Source:PCA; The Monitor Feb 2011

California Market Conditions


California Construction Residential and Non-Residential
250
200
150
100
50
0
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Residential Construction MM Starts Rt. Axis*
Non-Residential Awards MM Sq. Ft. Lt. Axis*

Source: Dodge

California Market Conditions



California Construction Non-Building and Highway Contract Awards
12
10
8
6
4
2
0
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Non-Building ($Bn)*
Street & Highway ($Bn)*

Source: Dodge

Continued Growth in Texas and California Markets Through 2020

Texas Population and Cement Production



Texas Population and Cement Consumption
Thousands
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
1980
2000
2020
Texas Population
Texas Cement Consumption

California Population and Cement Production



California Population and Cement Consumption
Thousands
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
1980
2000
2020
California Populaton
California Cement Consumption

Sources: U. S. Census Bureau, Portland Cement Association (PCA), USGS

Strong Competitive Positions

Texas

- Accounts for approximately 80% of TXI sales
- TXI is the largest cement supplier in the state
- TXI is an efficient cement supplier
- Aggregate and ready mix operations are concentrated in Texas
- Largest expanded shale and clay supplier in Texas

California

- Cement plant expansion makes TXI one of the largest competitors in southern California
- Expansion gives TXI efficient cement capacity

Low Cost Operations are Key

High Productivity and Efficiency

	North Texas [1]	Old California [2]	New California [3]	Current Central Texas [4]	Current and New Central Texas [5]	PCA Comps[6]	PCA Best [6]
Labor Productivity							
Tons per man hour	6.0	2.6	6.1	2.8	6.4	3.6	5.8
Energy Efficiency							
Mmbtu / ton	3.2	5.0	2.5	3.7	2.6	3.3	2.0
Kwh / ton	118.6	164.6	115.0	124.6	110.0	136.0	115.0

Notes:

1 North Texas productivity from the dry kiln for the twelve months ended May 31, 2008

2 Old California productivity for the twelve months ended May 31, 2007

3 Expected California productivity for the new kiln at full capacity

4 Current Central Texas productivity for the twelve months ended May 31, 2008

5 Values reflect the expected combined operations of the current and new kilns at TXI's Central Texas plant

6 U.S. and Canadian Labor – Energy Input Survey, Portland Cement Association

Focus on Costs

- By the end of FY 2013- Assuming current volume and pricing
  - Gross Margin Goal of 15%
  - SG&A Goal - 8% of sales
- Focused on:
  - Reducing headcount
  - Energy
  - Maintenance
  - Productivity enhancement

Focus on Ample Liquidity

- Cash Balance of $61 million at August 31, 2011
- $200 million Bank Credit Line
  - Renewed on August and extended to August 2016
  - Utilization at August 31, 2011 - $22 million letters of credit
  - Available at August 31, 2011 - $105 Million
- $650 million 9.25% Notes
  - Matures August 2020
  - Refinancing of existing bonds was executed in August 2010

Experienced Management Team

Name	Title	Years in Industry
Mel G. Brekhus	Chief Executive Officer	36
James B. Rogers	Chief Operating Officer	15
Kenneth R. Allen	Chief Financial Officer	26
Barry M. Bone	VP – Real Estate	28
Edwin J. Gerik	VP - Aggregate and Expanded Shale & Clay	29
Stephen D. Mayfield	VP – Cement and Aggregate Marketing and Sales	27
Ronnie A. Pruitt	VP – Cement Production	18
Thomas M. Zais	VP – Ready Mix	14
Lyndon D. Zielke	VP - Purchasing	29

Average Company / Industry Experience 25 Years

TXI's Strategy Remains Intact

- Expand TXI's most important business line – Cement
  - All projects are at existing sites
    - They utilize infrastructure already in place
    - Growth is organic rather than through acquisitions
  - All projects are in attractive long-term markets
  - All projects should improve production efficiencies
  - All projects should reduce per ton emissions
- Expand and improve efficiencies in TXI's other business lines
- Further develop vertical integration footprint

Investment Considerations

- Favorable U.S. Cement Industry Structure
- Attractive Long-Term Markets – Texas and California
- Strong Competitive Position
- Efficient Operations
- Significant operating leverage
- Highly Experienced Management Team
- Focus on Ample Liquidity

Earnings Potential

($, tons and cubic yards in millions)

	Shipments	Sales	Normalized Margin	Potential Operating Profit
Cement (tons)	7.6	$722	30%	$217
Aggregates (tons)	25.0	200	20	40
Ready-mix (cubic yards)	4.5	405	9	37
Other		130	20	26
Combined Operating Profit				320
Corporate Expenses, Net				(30)
Depreciation				85
EBITDA				375
FY11 EBITDA				35

Note: Potential values assume a recovery in construction activity, cement consumption equal to or greater than cement capacity in Texas and California, normalized industry margins, and expected performance from new cement operations.


EBITDA Potential
EBITDA
(in $ millions)
450
400
350
300
250
200
150
100
50
0
$35
$80
$118
$345
$419
As of 5/31/2011
Cost Savings/Efficiency Project
Texas Demand > Current Capacity
Texas Demand > Current & New Capacity
Potential EBITDA plus Cost Savings

ADDENDUM - RECONCILIATION EBITDA TO NET INCOME

RECONCILIATION OF EBITDA TO NET INCOME IN $ MILLIONS

	FY 2011
EBITDA Reconciled	
Net loss from Continuing Operations	(65)
Plus (minus):	
Interest	48
Income Taxes	(42)
Depreciation, Depletion & Amortization	64
Loss on Debt Retirement	30
EBITDA	35

EBITDA represents income from continuing operations before interest, income taxes, depreciation and amortization

EBITDA is presented because we believe it is a useful indicator of our performance and our ability to meet debt service and capital expenditure requirements. It is not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with generally accepted accounting principles.

EBITDA is not necessarily comparable to similarly titled measures used by other companies.